                                                                    EXHIBIT 3.3

                           UNITED STATES OF AMERICA
                         THE STATE OF [SEAL] MICHIGAN
            MICHIGAN DEPARTMENT OF CONSUMER AND INDUSTRY SERVICES
                              LANSING, MICHIGAN





This is to Certify that the Annexed copy has been compared by me with the record on file in this Department and that the same is a true copy thereof.









                                In testimony whereof, I have hereunto set my hand and affixed the Seal of the Department, in the City of Lansing, this 27th day of April, 1998.

                                Julie Croll, Director

                         Corporation, Securities and Land Development Bureau


SEAL APPEARS ONLY ON ORIGINAL

     MICHIGAN DEPARTMENT OF COMMERCE - CORPORATION AND SECURITIES BUREAU

(FOR BUREAU USE ONLY)                   FILED                   Date Received
                                                                 APR 16, 1992
                                    APR 20, 1992

                                    ADMINISTRATOR
                              MICHIGAN DEPT OF COMMERCE
                           CORPORATION & SECURITIES BUREAU


CORPORATION IDENTIFICATION NUMBER        629-575


                   APPLICATION FOR CERTIFICATE OF AUTHORITY
             TO TRANSACT BUSINESS OR CONDUCT AFFAIRS IN MICHIGAN
                       FOR USE BY FOREIGN CORPORATIONS

Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), or Act 162, Public Acts of 1982 (nonprofit corporations), the undersigned corporation executes the following Application:


1.      The name of the corporation is:

        Veltri Holdings USA, Inc.


2. (Complete this item only if the corporate name in item 1 is not available for use in Michigan)

        The assumed name of the corporation to be used in all its dealings with the Bureau and in the transaction of its business or the conduct of its affairs in Michigan is:


3. It is incorporated under the laws of Indiana. The date of its incorporation is February 8, 1992, and the period of its duration (corporate term) is perpetual.


4.a. The address of the main business of headquarters office of the corporation is:

        Wilshire Plaza-North, 900 Wilshire Drive, Troy, Michigan  48084
        -------------------------------------------------------------------
          (Street Address)             (City)         (State)    (ZIP Code)

  b.    The mailing address if different than above is:

        -------------------------------------------------------------------
          (Street Address)             (City)         (State)    (ZIP Code)

5.  The address of its registered office in Michigan is:
    500 Woodward Avenue
    One Detroit Center, Suite 2500        Detroit        , Michigan     48226
    ----------------------------------------------------------------------------
      (Street Address)                    (City)                      (ZIP Code)
    and the name of the resident agent at the registered office is:

    George J. Christopoulos
    ----------------------------------------------------------------------------

    The resident agent is an agent of the corporation upon whom process against the corporation may be served.

6. The specific business or affairs which the corporation is to transact or conduct in Michigan is as follows:

    Manufacture and sale of industrial stampings and assemblies







    The corporation is authorized to transact such business or conduct such affairs in the jurisdiction of its incorporation.


7.  (To be completed by profit corporations only)

    The total authorized shares of the corporation is:

    Common Shares       1,000 shares
                 ---------------------------------------------------------------

    Preferred Shares
                    ------------------------------------------------------------







                        Signed this 1st day of      April    , 1992

                        By /s/ Ross Vincent
                          ------------------------------------------------------
                                           (Signature)


                        Ross Vincent                      Vice President Finance
                        --------------------------------------------------------
                        (Type or Print Name)               (Type or Print Title)



SEAL APPEARS ONLY ON ORIGINAL

DOCUMENT WILL BE RETURNED TO NAME AND MAILING ADDRESS INDICATED IN THE BOX BELOW. Include name, street and number (or P.O. box), city, state and ZIP code.

George J. Christopoulos, Esq.
Kerr, Russell and Weber
One Detroit Center
Suite 2500
500 Woodward Avenue
Detroit, Michigan 48226

Name of person or organization remitting fees:

Kerr, Russell and Weber
-----------------------

-----------------------

PREPARER'S NAME AND BUSINESS TELEPHONE NUMBER:

George J. Christopoulos
-----------------------

(313) 961-0200
-----------------------

--------------------------------------------------------------------------------
                          INFORMATION AND INSTRUCTIONS
1. The application for certificate of authority to transact business or conduct affairs cannot be filed until this form, or a comparable document, is submitted.

2. Submit one original copy of this document. Upon filing, a microfilm copy will be prepared for the records of the Corporation and Securities Bureau. The original copy will be returned to the address appearing in the box above as evidence of filing.

    Since this document must be microfilmed, it is important that the filing be legible. Documents with poor black and white contrast, or otherwise illegible, will be rejected.

3. This document is to be used pursuant to the provisions of chapter 10 of the Act by a foreign corporation for the purpose of obtaining a certificate of authority to transact business or conduct its affairs in this state. If the foreign profit corporation subsequently changes any of the information set forth in the Application for Certificate of Authority, it must file an Amended Application for Certificate of Authority to Transact Business in Michigan (from C&S-562) with the Bureau not later than 30 days after the time a change becomes effective. If a foreign nonprofit corporation amends its articles or is a party to a merger, a certified copy of the amendment or Certificate of Merger must be submitted within 60 days after the effective date.

4. Profit and nonprofit corporations - Attach to this application a certificate stating that the corporation is in good standing under the laws of the jurisdiction of its incorporation; dated no earlier than 30 days prior to the date of receipt in this office. The certificate must be executed by the official of the jurisdiction having custody of corporate records.

5. Nonprofit corporations only - Attach to this application a copy of article of incorporation and all amendments thereto certified by the proper officer of the jurisdiction of incorporation.

6. Item 2 - A foreign corporation whose true name is not available for use in Michigan is permitted to apply for a certificate of authority under an assumed name which is available for use. Item 2 of the application for certificate of authority to transact business or conduct affairs in Michigan is to be completed for this purpose only. Corporations may also transact business or conduct affairs under other assumed names by filing separate certificates of assumed name.

7. Item 6 - This item should state only the specific activities or affairs to be conducted in Michigan. An all purpose activities statement is not permitted.

8. The application must be signed in ink by an authorized officer or agent of the corporation.

9. This document is effective on the date indorsed "Filed" by the Bureau. A later effective date, no more than 90 days after the date of delivery, may be stated.

10. FEES: (Make remittance payable to State of Michigan, include corporation name and CID Number on check or money order)


          Profit Corporations                          Nonprofit Corporations
Nonrefundable Fee...................$10.00         Filing Fee.....................$10.00
Minimum Franchise Fee...............$50.00         Franchise Fee..................$10.00
TOTAL Admittance Fees...............$60.00         TOTAL Admittance Fees..........$20.00

11. Mail form and fee to: Michigan Department of Commerce, Corporation and Securities Bureau, Corporation Division, P.O. Box 30054, 6546 Merchantile Way, Lansing, Michigan 48909, Telephone: (517)334-6302


SEAL APPEARS ONLY ON ORIGINAL

                               STATE OF INDIANA
                                                                FILED
                       OFFICE OF THE SECRETARY OF STATE
    RECEIVED                                                  APR 20 1992

   APR 16 1992                                               ADMINISTRATOR
                           CERTIFICATE OF EXISTENCE    MICHIGAN DEPT OF COMMERCE
MICHIGAN DEPT. OF COMMERCE                             CORPORATION & SECURITIES
                                                       BUREAU

    To Whom These Presents Come, Greeting:


         I, JOSEPH H. HOGSETT, Secretary of State of Indiana, do hereby certify that I am, by virtue of the laws of the State of Indiana, the custodian of the corporate records and the proper office to execute this certificate.


         I further certify that records of this office disclose that

              VELTRI HOLDINGS USA, INC.

    filed Articles of Incorporation on February 18, 1992, and is a corporation duly organized and existing under and by virtue of the Laws of the State of Indiana.

    I further certify this corporation has filed its most recent annual report required by law with the Secretary of State, or is not yet required to file such annual reports; and that Articles of Dissolution have not been filed, thus making the corporation in existence in the State of Indiana.







                                  In Witness Whereof, I have hereunto set my
                                  hand and affixed the seal of the State of
                                  Indiana, at the City of Indianapolis, this
                                  First        day of April    , 1992

SEAL OF THE STATE OF INDIANA      Joseph H. Hogsett
           1816                   -------------------------------------
                                  JOSEPH H. HOGSETT, Secretary of State


                                  By  Carrie Runiers
                                    -----------------------------------
                                                               Deputy


SEAL APPEARS ONLY ON ORIGINAL

      MICHIGAN DEPARTMENT OF COMMERCE - CORPORATION AND SECURITIES BUREAU
--------------------------------------------------------------------------------
(FOR BUREAU USE ONLY)                                            DATE RECEIVED

                                                                   AUG 4 1992
                                                               -----------------
                                        FILED
                                                                  SEP 21 1992
                                      OCT 2 1992               -----------------

                                     Administrator
                             MICHIGAN DEPARTMENT OF COMMERCE   -----------------
                             Corporations & Securities Bureau

EXPIRATION DATE:   December 31, 1997                           -----------------
--------------------------------------------------------------------------------
                         CERTIFICATE OF ASSUMED NAME
               For use by Corporations and Limited Partnerships

          (Please read information and instructions on reverse side)


    Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), Act 162, Public Acts of 1982 (nonprofit corporations), or Act 213, Public Acts of 1982 (limited partnerships), the corporation or limited partnership in item one below executes the following Certificate:

1.  The true name of the corporation or limited partnership is:

                 Veltri Holdings USA, Inc.


2.  The identification number assigned by the Bureau is:  629-575

3. The location of the corporation registered office or the office at which the limited partnership records are maintained is:

      One Detroit Center, Suite 2500, Woodward Avenue, Detroit, MI 48226-3406
      -----------------------------------------------------------------------
      (Street Address)                        (City)    (State)    (ZIP Code)


4.  The assumed name under which business is to be transacted is:
                 Veltri International


                        Signed this 30  day of     June     , 1992

                        By /s/ Ross Vincent
                          ------------------------------------------------------
                                           (Signature)


                        Ross Vincent                    Vice President-Finance
                        --------------------------------------------------------
                        (Type or print name)            (Type or print title)


                        --------------------------------------------------------
                        (Limited Partnerships Only - Indicate Name of General Partner or corporation or other entity)






SEAL APPEARS ONLY ON ORIGINAL

DOCUMENT WILL BE RETURNED TO NAME AND MAILING ADDRESS INDICATED IN THE BOX BELOW. Include name, street and number (or P.O. box), city, state and ZIP code.


Peggy M. Polo, Legal Assistant
KERR, RUSSELL and WEBER
One Detroit Center
500 Woodward Ave., Ste. 2500
Detroit, Michigan 48226-3406



Name of person or organization remitting fees:

Kerr, Russell and Weber
-------------------------------------

-------------------------------------

Preparer's name and business telephone number:

George J. Christopoulos
-------------------------------------
(313) 961-0200
-------------------------------------


                          INFORMATION AND INSTRUCTIONS

 1. In order to file an assumed name with this agency this form, or a comparable document, must be submitted. This certificate of assumed name is to be used by a corporation or limited partnership desiring to transact business under an assumed name other than the true name of the corporation or limited partnership.

 2. Submit one original copy of this document. Upon filing, a microfilm copy will be prepared for the records of the Corporation and Securities Bureau. The original copy will be returned to the address appearing in the box above as evidence of the filing.

    Since this document must be microfilmed, it is important that the filing be legible. Documents with poor black and white contrast, or otherwise illegible, will be rejected.

 3. The certificate shall be effective for a period expiring on December 31 of the fifth full calendar year following the year in which it was filed, unless a certificate of termination is filed.

 4. The same name may be assumed by two or more limited partnerships participating together in any partnership or joint venture. The same-name may be assumed by two or more corporations, or by one or more corporations and one or more limited partnerships or other enterprises, in the case of corporations and other enterprises participating together in a partnership or joint venture. Each participant corporation or limited partnership shall file a certificate under this section.

 5. Item 1 -- For domestic corporations and limited partnerships, the true name is the name contained in its current articles of incorporation or certificate of limited partnership (as amended or restated.) For foreign corporations and limited partnerships the true name is that name under which it obtained its authority to transact business or conduct affairs in Michigan.

 6. Item 2 -- Enter the identification number previously assigned by the Bureau. If this number is unknown, leave it blank.

 7. Item 3 -- If a foreign limited partnership, this address must be that shown in Item 6 of the application for registration to transact business in Michigan.

 8. If a corporation, this certificate must be signed in ink by an authorized officer or agent of the corporation. If a limited partnership, it must be signed in ink by at least one general partner.

 9. FEES: (Make remittance payable to State of Michigan. Include corporate or limited partnership name and ID number on check or money order)....$10.00

10. Mail form and fee to:

    Michigan Department of Commerce, Corporation and Securities Bureau, Corporation Division, P.O. Box 30054, 6546 Mercantile Way, Lansing, MI 48909, Telephone: (517) 334-6302


SEAL APPEARS ONLY ON ORIGINAL

     MICHIGAN DEPARTMENT OF COMMERCE - CORPORATION AND SECURITIES BUREAU


Date Received                           (FOR BUREAU USE ONLY)
FEB 12, 1998
                                                  FILED
                                                FEB 19 1998

                                               Administrator
                                MI DEPARTMENT OF CONSUMER & INDUSTRY SERVICES
                              CORPORATION, SECURITIES & LAND DEVELOPMENT BUREAU

                                        EXPIRATION DATE:
                                          12-31-2003

Name      Linda M. Bierl, Legal Asst.
          TIMMIS & INMAN LLP

Address
          300 Talon Centre

City             State              Zip
Detroit           MI                 48207


Document will be returned to the name and address you enter above

                         CERTIFICATE OF ASSUMED NAME
FOR USE BY CORPORATIONS, LIMITED PARTNERSHIPS AND LIMITED LIABILITY COMPANIES
          (Please read information and instructions on reverse side)


        Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), or Act 162, Public Acts of 1982 (nonprofit corporations), or Act 213, Public Act of 1982 (limited partnerships), or Act 23, Public Acts of 1993 (limited liability companies), the corporation, limited partnership, or limited liability company in item one executes the following Certificate:

1. The true name of the corporation, limited partnership, or limited liability company is:
                          VELTRI HOLDINGS USA, INC.


2.  The identification number assigned by the Bureau is  629575

3. The location of the corporation or limited liability company registered office in Michigan or the office at which the limited partnership records are maintained is:

 One Detroit Center, Suite 2500, 500 Woodward      Detroit      MI       48226
 -------------------------------------------------------------------------------
 (Street Address)                                  (City)   (State)   (Zip Code)

4.  The assumed name under which business is to be transacted is:
    VELTRI INTERNATIONAL


 COMPLETE ITEM 5 ON LAST PAGE IF THIS NAME IS ASSUMED BY MORE THAN ON ENTITY.


                       Signed this 5th day of February, 1998

                       By:  Richard M. Miettinen
                          ---------------------------------------------------
                                     (Signature)

                              Richard M. Miettinen, Assistant Secretary
                              -----------------------------------------------
                                 (Type or Print Name and Title)
                       *
                       ------------------------------------------------------
                       (Limited Partnerships Only - Indicate Name of General Partner if a Corporation or Other Entity)

                                                    MICHIGAN INFORMATION UPDATE
                                                    FOREIGN PROFIT CORPORATION

IDENTIFICATION                                               1997
   NUMBER       - 629575
                                           This Report must be filed on or before May 15         FOR BUREAU USE ONLY
/ / If there are no changes from your previous filing, check this box and skip to Item 8.        FILING FEE - $15.00

If there are changes from your previous filing, you must complete Items 1 through Item 8.

1. Corporate Name
        VELTRI HOLDINGS USA, INC.
        WILSHIRE PLAZA-NORTH
        900 WILSHIRE DRIVE
        TROY, MI  48084                                                 1.a  Main business address if changed.

                                                                             350 TALON CENTRE
                                                                             DETROIT, MI  48207

2. Resident Agent                                       2a.  Resident Agent if different than 2
     GEORGE J. CHRISTOPOULOS                                 WAYNE C. INMAN

3. Registered office Address in Michigan -              3a.  Address of registered office if different than 3 -
   NO., STREET, CITY, ZIP                                    NO., STREET, CITY, ZIP

     ONE DETROIT CENTER, SUITE 2500                          350 TALON CENTRE
     500 WOODWARD AVENUE                                     DETROIT, MI  48207
     DETROIT                 48226

The corporation states that the address of its registered office and the
address of the business office of its resident agent are identical.  Any            FILED BY DEPARTMENT  MAR 30, 1998
changes were authorized by resolution duly adopted by its board of directors.

4.  Describe the general nature and kind of business in which the corporation        5. Total Authorized Shares:
    is engaged:

      MANAGEMENT OF MARKETING & ENGINEERING SERVICES                                      1,000.000

6.  Single business Tax Apportionment Percentage (In lieu of filing an amended application you may complete the enclosed worksheet and remit any additional admission fees with this report).
                                                                                Most recent 100% for year ending 1997
    Previous attributable shares 60,000.000                             Previous period _______% for year ending ____

If space is insufficient, you may include additional pages.  PLEASE DO NOT STAPLE ADDITIONAL PAGES TO THIS REPORT.

7.                                  NAME                                BUSINESS OR RESIDENCE ADDRESS

                President
                Michael T. J. Veltri, 900 Wilshire Drive, Suite 150, Troy, MI  48084

                Vice President
   If           Wayne c. Inman, 350 Talon Centre, Detroit, MI  48207
different
  than          Secretary
President       Wayne C. Inman, 350 Talon Centre, Detroit, MI  48207

                Treasurer
                David J. Woodward, 900 Wilshire, Drive, Suite 203, Troy, MI  48084

                Director
   If
different
  than          Director
Officers
                Director

        SIGNATURE:      Report must be signed in ink by an  authorized officer or agent of the corporation.

8.  Signature                                           Title                                   Date

        W.C. Inman                                      Vice-Pres/Secretary                             2/23/98

Required by Section 911, Act 234,       Enclose $15.00 payable to the State of Michigan and return to:
Public Act of 1972, as amended.           MICHIGAN DEPARTMENT OF CONSUMER AND INDUSTRY SERVICES         THE OFFICE IS LOCATED AT:
Failure to file this report may result    CORPORATION, SECURITIES AND LAND DEVELOPMENT BUREAU             6546 MERCANTILE WAY
in the revocation of the corporation's    P.O. BOX 30057                                                  LANSING, MI  48910
Certificate of Authority to Transact      LANSING, MI  48909-7557                                         TELEPHONE (517) 334-6300
Business in Michigan.
C&S 2500f (Rev. 1/98)

SEAL APPEARS ONLY ON ORIGINAL

     MICHIGAN DEPARTMENT OF COMMERCE - CORPORATION AND SECURITIES BUREAU


Date Received                                  (FOR BUREAU USE ONLY)

                                                       FILED

Name    Linda M. Bierl, Legal Asst.                 APR 24 1998
        Timmis & Inman L.L.P.

Address                                            Administrator
        300 Talon Centre              MI DEPT OF CONSUMER & INDUSTRY SERVICES
                               CORPORATION, SECURITIES & LAND DEVELOPMENT BUREAU
City        State        Zip
Detroit     MI           48207        EFFECTIVE DATE:  4/28/98

Document will be returned to the name and address you enter above

                        CERTIFICATE OF SHARE EXCHANGE
     FOR USE BY DOMESTIC PROFIT OR FOREIGN ACQUIRING PROFIT CORPORATIONS
           (Please read information and instructions on last page)

        Pursuant to the provisions of Act 284, Public Acts of 1972, (profit corporations), the undersigned corporation executes the following Certificate:

1. a. The name of each corporation whose shares will be acquired and its identification number is:

        Veltri Holdings USA, Inc.                                       629-575

        *

    b.  The name of the acquiring corporation and its identification number is:

        Talon Automotive Group, Inc.                                    500-580


2. The manner and basis of exchanging the shares to be acquired as set forth in the plan of exchange:

          (a) On the Effective Date, the holders of the outstanding shares of the Common stock of Veltri Holdings USA, Inc. stock (the "Veltri Shareholders") shall cause the certificate(s) representing such shares to be surrendered to Talon Automotive Group, Inc. ("TAG"). Upon the surrender of such certificate(s), TAG shall exchange the same for .001 TAG Class A Shares only and shall thereupon cause new certificates representing such TAG Class A Shares to be executed and delivered to the Veltri Shareholders.

          (b) Upon the surrender of all shares of Veltri Common Stock to TAG by the Veltri Shareholders, TAG shall submit the same to Veltri which shall, on the effective date, reissue new certificates representing such stock to TAG.


SEAL APPEARS ONLY ORIGINAL

3.   (Complete for any foreign corporation only)

     This share exchange is permitted by the laws of the state of Indiana the jurisdiction under which Veltri Holdings USA, Inc.
                                (name of foreign corporation)
     is organized and the plan of share exchange was adopted and approved by such corporation pursuant to and in accordance with the laws of that jurisdiction.


4. (Complete only if an effective date is desired other than the date of filing. This date must be no more than 90 days after receipt by the administrator.)

     The share exchange shall be effective at 10:03 a.m. Eastern Daylight
     Savings Time on the *28th day of April   , 1998.


5.   (Complete applicable section for each constituent corporation)

  a. The plan of share exchange has been adopted by the Board of Directors of the following corporations in accordance with Section 702 of the Act:

     Talon Automotive Group, Inc.

  b. The plan of share exchange was approved by the shareholders of the following constituent corporations in accordance with Section 703a.

     Talon Automotive Group, Inc.

6. The plan of share exchange will be furnished by the acquiring corporation, on request and without cost, to any shareholder of any constituent corporation.



                              Signed this *23rd day of April     , 1998

                              *          Veltri Holdings USA, Inc.
                              -------------------------------------------------
                                           (Name of Corporation)


                              By:            David J. Woodward
                                 ----------------------------------------------
                                     (Only Signature of: President, Vice
                                     President, Chairperson or Vice-Chairperson)
                                     David J. Woodward, Vice President



                              Signed this *  23rd  day of April      , 1998


                              *         Talon Automotive Group, Inc.
                              --------------------------------------------------
                                           (Name of Corporation)



                              By:            David J. Woodward
                                 ----------------------------------------------
                                     (Only Signature of: President, Vice
                                     President, Chairperson or Vice-Chairperson)
                                     David J. Woodward, Vice President


SEAL APPEARS ONLY ON ORIGINAL

[LOGO]  ARTICLES OF MERGER                SUE ANNE GILROY
        State Form 39036 (R4/6-95)        SECRETARY OF STATE
        State Board of Accounts           CORPORATIONS DIVISION
        Approved 1995                     302 W. Washington Street, Rm. E018
                                          Indianapolis, IN 46202
                                          Telephone: (317) 232-6576

                                          Indiana Code 23-1-40-1 et.seq.

                                          FILING FEE: $90.00

INSTRUCTIONS:  Use 8 1/2" x 11" white paper for inserts.
               Present original and two (2) copies to address in upper right corner of this form.
               Please TYPE or PRINT.
               Upon completion of filing the Secretary of State will issue a receipt.

                         ARTICLES OF SHARE EXCHANGE
                                      OF
                          VELTRI HOLDINGS USA, INC.
    ------------------------------------------------------------------------
                (hereinafter "the nonsurviving corporation(s)")

--------------------------------------------------------------------------------

                                     INTO

                         TALON AUTOMOTIVE GROUP, INC.
    ------------------------------------------------------------------------
                 (hereinafter "the surviving corporation")

--------------------------------------------------------------------------------

                      ARTICLE I - SURVIVING CORPORATION

The name of the corporation surviving the merger is: TALON AUTOMOTIVE GROUP, INC. and such name [ ] has [X] has not (designed which) been changed as a result of the merger.
--------------------------------------------------------------------------------

a. The surviving corporation is a domestic corporation existing pursuant to the provisions of the Indiana Business Corporation Law incorporated on N/A.

b. The surviving corporation is a foreign corporation incorporated under the laws of the State of Michigan and [ ] qualified [X] not qualified (designate which) to do business in Indiana.

If the surviving corporation is qualified to do business in Indiana, state the date of qualification: N/A.

(If Application for Certificate of Authority is filed concurrently herewith state "Upon approval of Application for Certificate of Authority".)
--------------------------------------------------------------------------------
                   ARTICLE II - NONSURVIVING CORPORATION(S)

The name, state of incorporation, and date of incorporation or qualification (if applicable) respectively, of each Indiana domestic corporation and Indiana qualified foreign corporation, other than the survivor, which is party to the merger are as follows:

Name of Corporation
        VELTRI HOLDINGS USA, INC.

State of Domicile                     Date of Incorporation or qualification in
                                      Indiana (if applicable)
Indiana                               2/18/92

Name of Corporation

State of Domicile                     Date of Incorporation or qualification in
                                      Indiana (if applicable)


Name of Corporation

State of Domicile                     Date of Incorporation or qualification in
                                      Indiana (if applicable)

               ARTICLE III - PLAN OF MERGER OR SHARE EXCHANGE

    The Plan of Merger or Share Exchange, containing such information as required by Indiana Code 23-1-40-1(b), is set forth in "Exhibit A", attached hereto and made a part hereof.


                 ARTICLE IV - MANNER OF ADOPTION AND VOTE OF SURVIVING CORPORATION (Must complete Section 1 or 2)
SECTION 1:   / /  Shareholder vote not required.

  The merger/share exchange was adopted by the incorporators or board of directors without shareholder action and shareholder action was not required.

SECTION 2:   /X/  Vote of shareholders.

  The designation (i.e., common, preferred or any classification where different classes of stock exist), number of outstanding shares, number of votes entitled to be cast by each voting group entitled to vote separately on the share exchange and the number of votes of each voting group represented at the meeting is set forth below:

                                                                                                *       **
                                                                                TOTAL           A       B       C
DESIGNATION OF EACH VOTING GROUP (i.e. preferred and common)
NUMBER OF OUTSTANDING SHARES                                                    162,926       4,073  158,853
NUMBER OF VOTES ENTITLED TO BE CAST                                               4,073       4,073
NUMBER OF VOTES REPRESENTED AT MEETING                                          162,926       4,073  158,853
SHARES VOTED IN FAVOR                                                           162,926       4,073  158,853
SHARES VOTED AGAINST                                                                0            0       0

* Common Voting         ** Common Non-Voting

                ARTICLE V - MANNER OF ADOPTION AND VOTE OF NONSURVIVING CORPORATION (Must complete Section 1 or 2)
SECTION 3:   / /  Shareholder vote not required.

  The merger/share exchange was adopted by the incorporators or board of directors without shareholder action and shareholder action was not required.

SECTION 4:  /X/ Vote of shareholders.

  The designation (i.e., common, preferred or any classification where different classes of stock exist), number of outstanding shares, number of votes entitled to be cast by each voting group entitled to vote separately on the merger/share exchange and the number of votes of each voting group represented at the meeting is set forth below:

                                                                                TOTAL           A       B       C
DESIGNATION OF EACH VOTING GROUP (i.e. preferred and common)
NUMBER OF OUTSTANDING SHARES                                                    1,000
NUMBER OF VOTES ENTITLED TO BE CAST                                             1,000
NUMBER OF VOTES REPRESENTED AT MEETING                                          1,000
SHARES VOTED IN FAVOR                                                           1,000
SHARES VOTED AGAINST                                                                0


        In Witness Whereof, the undersigned being the Vice President of the surviving corporation executes these
                                                      --------------
                                                         (Title)

        Articles of Merger/Share Exchange and verifies, subject to penalities of perjury that the statements
        contained herein are true, this          day of April, 1998.
                                       ----------
Signature                                                       Printed name
        /s/ David J. Woodward                                           David J. Woodward
       -------------------------                                        -------------------------------

                                   EXHIBIT A

                             PLAN OF SHARE EXCHANGE

                                   ARTICLE I

                     EFFECTIVE DATE AND CORPORATE EXISTENCE

     1.1 Effective Date. The Share Exchange shall be effective as of     .m.,
Detroit, Michigan local time on April,   , 1998 (the "Effective Date") upon the
terms and conditions hereinafter set forth.

     1.2 Corporate Existence. At all times the separate existence of both TAG and Veltri shall continue, except that, on and after the effective date, Veltri shall be a wholly-owned subsidiary of TAG.


                                   ARTICLE II

                               EXCHANGE OF SHARES

     The manner and basis of exchanging the shares of the capital stock of Veltri, and amount of Class A voting common stock ("Exchanged Class A Shares") of TAG which the holders of shares of the capital stock of Veltri are to receive in exchange for such shares are as follows:

     3.1 Exchange of shares of Veltri Stock: On the Effective Date, the holders of the outstanding shares of the Common stock of Veltri (the "Veltri Shareholders") shall cause the certificate(s) representing such shares to be surrendered to TAG. Upon the surrender of such certificate(s), TAG shall exchange the same for .001 Exchanged Class A Shares only and shall thereupon cause new certificates representing such Exchanged Class A Shares to be executed and delivered to the Veltri Shareholders in accordance with the terms of this
Article III.

     3.2 Reissuance of Veltri Shares to TAG. Upon the surrender to all shares of Veltri Common Stock to TAG by the Veltri Shareholders, TAG shall submit the same to Veltri which shall, on the effective date, reissue new certificates representing such stock to TAG.

     3.3 Fractional Shares. Any fractional shares resulting from the distribution of shares pursuant to Section 3.1 shall be rounded to the nearest whole number.


                                  ARTICLE III

                             DIRECTORS AND OFFICERS

     4.1 The Board of Directors and both Veltri and TAG prior to the effective date of the Share Exchange shall serve as the Board of Directors of the respective corporation following the Effective Date of the Share Exchange and until the next Annual Meeting, or until their respective successors shall be elected and qualified, in accordance with their respective By-Laws.

     4.2 The Officers of of both Veltri and TAG in office prior to the effective date of the Share Exchange shall serve as the Officers of the respective corporation, following the Effective Date of the Share Exchange and until the next Annual Meeting, or until their respective successors shall be elected and qualified, in accordance with their respective By-Laws.

                                   ARTICLE IV
                                 MISCELLANEOUS

     5.1 The parties acknowledge and agree that the transactions contemplated by this Agreement are intended to be, for tax purposes, a reorganization within the meaning of Section 368(a)(1)(D) of the Code, and all rules and regulations promulgated thereunder. The parties covenant and agree that they shall execute all other documents and perform all such additional acts as may be reasonably necessary to cause the transaction contemplated by this Agreement to comply with the provisions of Section 368(a)(1)(D) of the Code.

     5.2 This Agreement and Plan of Share Exchange may be terminated and the proposed actions abandoned at any time before the Effective Date of the Share Exchange, if the Board of Directors of either corporation duly adopts a resolution abandoning the Agreement and Plan of Share Exchange.

     5.3 This Agreement and Plan of Share Exchange may be amended, modified or terminated, or any provision thereof may be waived only by an instrument in writing signed by the duly authorized officers of both parties hereto.

     5.4 This Agreement and Plan of Share Exchange constitutes the entire agreement among the parties pertaining to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties, and there are no warranties, representations or other agreements between the parties in connection with the subject matter hereof except as set forth specifically herein.

     5.5 This Agreement and Plan of Share Exchange shall be construed, interpreted and the rights of the parties determined in accordance with the laws of the Michigan.

     5.6 All of the terms and provisions of this Agreement and Plan of Share Exchange by or for the benefit of the parties shall be binding upon and inure to the benefit of their successors and assigns. The rights and obligations provided by this agreement shall not be assignable by any party.

     5.7 This Agreement and Plan of Share Exchange may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.